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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):  April 29, 2003


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


             000-25677                                  51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)



                            1620 - 400 BURRARD STREET
                   VANCOUVER, BRITISH COLUMBIA V6C 3A6, CANADA
                        (Address of Registrant's office)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)


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ITEM  5.  OTHER  EVENTS

Cybernet Internet Services International, Inc. (the "Company") is filing herewith a copy of its audited consolidated financial statements for the year ended December 31, 2002 (the "Financial Statements"). The Company has not yet filed its annual report on Form 10-K for the year ended December 31, 2002. The failure to file such annual report may constitute an event of default under certain of the Company's outstanding notes should such annual report not be filed on or before May 8, 2003.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit             Description
-------   -----------------------------------

 99.1     Financial  Statements


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              CYBERNET  INTERNET  SERVICES  INTERNATIONAL,  INC.

                              /s/  Michael  J.  Smith
                              -----------------------------------------
                              Michael  J.  Smith
                              President


Date:  April 29, 2003